                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):   February 25, 2003
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                        ACTIVE LINK COMMUNICATIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 0-30220


             Colorado                                   84-0917382
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   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)

1840 Centre Point Drive, Naperville, IL                 60563-9364
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Address of principal executive offices)                 (Zip Code)

                                 (630) 955-9755
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               Registrant's telephone number, including area code

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits

         99.1    News release dated February 25, 2003.


ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company issued a news release on February 25, 2003. A copy of the news release is attached hereto as Exhibit 99.1.


SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      Active Link Communications, Inc.
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                                      (Registrant)


Date: February 25, 2003               /s/ William D. Kelly
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                                      William D. Kelly
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NO.             DESCRIPTION
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  99.1          News release dated February 25, 2003.